UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 2, 2019 (July 1, 2019)

HOLLYFRONTIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 871-3555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HFC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Background

HollyFrontier Refining & Marketing LLC (“HFRM”), a wholly-owned subsidiary of HollyFrontier Corporation (“HollyFrontier”), and Holly Energy Partners – Operating, L.P. (“HEP Operating”), a wholly-owned subsidiary of Holly Energy Partners, L.P. (“HEP”), were parties to that certain Second Amended and Restated Refined Product Pipelines and Terminals Agreement, dated as of February 22, 2016 (as amended, the “Refined Products Throughput Agreement”), pursuant to which HEP Operating provided certain transportation and terminalling services to HFRM with respect to certain refined products pipelines and refined products terminals owned by subsidiaries of HEP. The Refined Products Throughput Agreement expired in accordance with its terms on July 1, 2019.

Fifth Amended and Restated Master Throughput Agreement

In connection with the expiration of the Refined Products Throughput Agreement, on July 1, 2019, HEP Operating and HFRM entered into the Fifth Amended and Restated Master Throughput Agreement (the “Fifth Amended and Restated Master Throughput Agreement”). The Fifth Amended and Restated Master Throughput Agreement amends and restates in its entirety the Fourth Amended and Restated Master Throughput Agreement, dated effective June 1, 2018. Pursuant to the Fifth Amended and Restated Master Throughput Agreement, among other things, HFRM agreed to (a) minimum throughput commitments on the Refined Products Pipelines (as defined therein) owned by subsidiaries of HEP and will pay HEP Operating tariffs associated with the products movements on the Refined Products Pipelines, and (b) terminalling fees on the Refined Products Terminals (as defined therein) owned by subsidiaries of HEP. The tariffs and terminalling fees are subject to adjustment as provided in the Fifth Amended and Restated Master Throughput Agreement. The arrangement with respect to the Refined Products Pipelines and Refined Products Terminals has a term of 10 years. HollyFrontier will guarantee the obligations of HFRM under the arrangement, and the HEP will guarantee the obligations of HEP Operating.

The description of the Fifth Amended and Restated Master Throughput Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.1 to this report, which is incorporated by reference into this report in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Fifth Amended and Restated Master Throughput Agreement, dated as of July 1, 2019, by and between HollyFrontier Refining & Marketing LLC and Holly Energy Partners – Operating, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:	/s/ Richard L. Voliva III

Name:	Richard L. Voliva III
Title:	Executive Vice President and Chief Financial Officer

Date: July 2, 2019